UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2006

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
211 Commerce Street, Suite 300, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  On July 7, 2006, John E. Maupin, Jr., D.D.S notified the Chairman of the Human Resources, Nominating and Compensation Committee of the board of directors of Pinnacle Financial Partners, Inc. (the “Company”) in writing that he would resign from the Company’s board of directors effective immediately. As previously described in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 2, 2006, Dr. Maupin’s resignation follows his accepting the position of President of the Morehouse School of Medicine in Atlanta, Georgia, and his relocation to Atlanta, Georgia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PINNACLE FINANCIAL PARTNERS, INC.

                              By: /s/ M. Terry Turner
              Name: M. Terry Turner
                                                                                                         Title: President and Chief Executive Officer

Date: July 11, 2006